Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of December 8, 2022, is by and among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.
The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Agent are party to a Credit Agreement, dated as of December 21, 2021 (as amended by the First Amendment to Credit Agreement, dated as of April 22, 2022, the Waiver and Second Amendment to Credit Agreement, dated as of September 1, 2022, the Joinder and Third Amendment to Credit Agreement, dated as of September 30, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”);
B.
The Borrower desires to modify certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and
C.
The Agent and the Lenders are willing to agree to the requested modifications contained in this Amendment, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Credit Agreement.
2.
Amendments to Credit Agreement.
(a)
The following defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and Agent.”

““Fourth Amendment Effective Date” means December 8, 2022.”

(b)
The following defined terms set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““CIBC Permitted Metals Loan Agreement” means the Master Precious Metal Loan Agreement, dated as of December 21, 2021, as amended by the First Amendment to Master Precious Metal Loan Agreement, dated as of November 29, 2022, between Metal Loan Lender and the Borrower.”

““Fixed Charge Coverage Ratio” means, for any Computation Period, the ratio of (a) the total for such period of (i) EBITDA minus (ii) the sum of income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash, minus (iii) dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party, minus (iv) all unfinanced Capital Expenditures, minus (v) all cash redemptions and repurchases of Capital Securities in any Loan Party to (b) the sum for such period of (i) cash Interest Expense, plus (ii) required payments of principal of Funded Debt (excluding the Revolving Loans), plus (iii) to the extent not included in Interest Expense, fees paid in connection with any Repo arrangement including the CIBC Permitted Metals Loan Agreement, plus (iv) to the extent not included in Interest Expense, fees paid in connection with any Unsecured Metals Leases, plus (v) to the extent not included in Interest Expense, fees paid in connection with any Ownership Based Financing, as calculated in accordance with Exhibit B, attached hereto.”

(c)
Section 11.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“11.4 Restricted Payments. Not (a) make any distribution to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing:

i.
any Subsidiary may pay dividends or make other distributions to Borrower or to a domestic Wholly-Owned Subsidiary;
ii.
Borrower may make the September 2022 Distribution and other discretionary distributions to any holders of its Capital Securities, in each case, so long as at the time of and after giving effect to any such distributions:
a.
no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such distribution;
b.
Excess Availability, measured at the time of any such distribution and immediately after giving effect to any such distribution, is not less than $25,000,000;
c.
the Borrower would, at the time of any such distribution, and after giving pro forma effect to any such distribution as if such distribution had been made at the beginning of the applicable twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.40 to 1.00; and

d.
such distributions do not exceed $35,000,000 in the aggregate (excluding the September 2022 Distribution) in any Fiscal Year;
iii.
Borrower may make discretionary redemptions of its Capital Securities, so long as at the time of and after giving effect to any such redemption:
a.
no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such redemption;
b.
Excess Availability, measured at the time of any such redemption and immediately after giving effect to any such redemption, is not less than $25,000,000;
c.
the Borrower would, at the time of any such redemption, and after giving pro forma effect to any such redemption as if such redemption had been made at the beginning of the applicable twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.40 to 1.00; and
d.
such redemptions do not exceed (y) $27,500,000 in the aggregate between the Fourth Amendment Effective Date and June 30, 2023, and (z) $10,000,000 in the aggregate in any Fiscal Year commencing with the Fiscal Year ending June 30, 2024. Notwithstanding the foregoing, if the aggregate amount of redemptions in any Fiscal Year shall be less than the amount permitted under this Section 11.4(iii)(d), then such shortfall shall be added to the amount of redemptions permitted during the immediately succeeding (but not any other) Fiscal Year; provided, that in no event shall the aggregate amount of all redemptions exceed $27,500,000 for the Fiscal Year ending June 30, 2024 and $20,000,000 for each Fiscal Year thereafter.”
(d)
Exhibit B (Form of Compliance Certificate) to the Credit Agreement is hereby replaced with the form of Attachment A to this Amendment.
3.
Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 2 above.
4.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
5.
Payment of Costs and Fees. Borrower shall reimburse Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Amendment and any related Loan Documents.

6.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Agent and the Lenders:
(a)
Borrower, the Loan Parties party hereto, the Lenders party hereto, and Agent shall have executed and delivered this Amendment to Agent.
(b)
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.
(c)
Borrower shall have paid all fees required to be paid pursuant to Paragraph 5 hereof.
(d)
Borrower shall have provided to Agent such other items and shall have satisfied such other conditions as may be reasonably required by Agent or any Lender party hereto.
7.
Representations, Warranties and Covenants. Each Loan Party represents, warrants and covenants to Agent and the Lenders that:
(a)
No Default or Event of Default under any of the Loan Documents, after giving effect to this Amendment, has occurred and is continuing.
(b)
After giving effect to the amendments and waivers provided for in this Amendment, each and all representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(c)
No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.
(d)
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with their terms.
(e)
Each Loan Party validly exists under the laws of the State of Delaware, and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Loan Party that is a party hereto. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto.
8.
Miscellaneous. Section 15.8 (Governing Law), Section 15.20 (Forum Selection and Consent to Jurisdiction) and Section 15.21 (Waiver of Jury Trial) of the Credit Agreement are incorporated mutatis mutandis.

9.
No Novation. Nothing in this Amendment shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
10.
Claims Release. Each Loan Party hereby fully, finally and forever releases, waives, and discharges Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Loan Party has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loan and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by, such Releasee of this Amendment, or (y) any Claims resulting from such Releasee’s gross negligence, willful misconduct or bad faith as determined by a final, non-appealable judgment of a court of competent jurisdiction.
11.
Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
12.
Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. This Amendment shall constitute a Loan Document.

Borrower:

A-MARK PRECIOUS METALS, INC.

By:
Name:	Thor Gjerdrum
Title:	President

SUBSIDIARY GUARANTORS:

CFC ALTERNATIVE INVESTMENTS, LLC

By: its sole member, A-Mark Precious Metals, Inc.

By:
Name:	Thor Gjerdrum
Title:	President

AM IP ASSETS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

A-M GLOBAL LOGISTICS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

[Signature Page to Fourth Amendment]

COLLATERAL FINANCE CORPORATION

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM&ST ASSOCIATES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

GOLDLINE, INC.

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment]

JM BULLION, INC.

By:
Name:	Michael Wittmeyer
Title:	President

GOLD PRICE GROUP

By:
Name:	Michael Wittmeyer
Title:	President

SILVER.COM, INC.

By:
Name:	Michael Wittmeyer
Title:	President

PROVIDENT METALS CORP

By:
Name:	Michael Wittmeyer
Title:	President

BUY GOLD AND SILVER CORP

By:
Name:	Thor Gjerdrum
Title:	President

MARKSMEN HOLDINGS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

[Signature Page to Fourth Amendment]

AGENT:

CIBC BANK USA

By:

Name: Jason Simon

Title: Managing Director

[Signature Page to Fourth Amendment]

PREMIER VALLEY BANK, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

AXOS BANK, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

FIRST FOUNDATION BANK, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

TEXAS CAPITAL BANK, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Fourth Amendment]

Attachment A

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To: CIBC Bank USA, as Agent

Please refer to the Credit Agreement dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among A-MARK PRECIOUS METALS, INC. (the “Borrower”), the various financial institutions party thereto, and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Reports. Enclosed herewith is a copy of the [annual audited/monthly] report of Borrower and its Subsidiaries as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations (subject to the absence of footnotes and to normal year-end adjustments) of Borrower and its Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II. Financial Tests. Borrower hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14(a) - Minimum Consolidated Working Capital
	1.	Consolidated Current Assets of the Consolidated Group	$________
	2.	Less: Consolidated Current Liabilities of the Consolidated Group	$________
	3.	Total (Consolidated Working Capital)	$________
	4.	Minimum required	$150,000,000
B.	Section 11.14(b) - Minimum Fixed Charge Coverage Ratio
	1.	Consolidated Net Income	$________
	2.	Plus: Interest Expense	$________
		income tax expense	$________
		depreciation	$________
		amortization	$________
		transaction expenses incurred in connection with the Loan Documents and incurred up to $500,000 whether paid concurrently or within thirty (30) of the Closing Date	$________
		non-cash expenses and losses incurred in the ordinary course of business and reasonably acceptable to Agent	$________

	non-recurring expenses (including restructuring expenses) reasonably acceptable to Agent	$________
	interest payments received in cash from CFC Borrowers net of operating costs of Collateral Finance Corporation in connection with all CFC Loans	$________
	interest payments received in cash from Stacks-Bowers net of operating costs of Borrower in connection with the Spectrum Ownership Based Financing	$________
	Less: non-cash income tax benefits or gains	$________
	any cancellation of Debt income	$________
	additions attributable to minority interests, except to the extent of cash dividends or distributions actually received by the Borrower	$________
__	any non-cash charges previously added back pursuant to the relevant clause above to the extent that, during such period, such non-cash charges have become cash charges	$________
	any gains from non-ordinary course asset dispositions	$________
__	any extraordinary gains including interest income	$________
_	any gains from discontinued operations	$________
___ ___ ___

the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries

$________
___

the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions

$________

the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Documents) or requirement of law applicable to such Subsidiary

$________
3.	Total (EBITDA)	$________

	4.	Less: Income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash	$________
	5.	dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party	$________
	6.	all cash redemptions and repurchases of Capital Securities in any Loan Party	$________
	7.	unfinanced Capital Expenditures	$________
	8.	Sum of (4) through (7)	$________
	9.	Remainder of (3) minus (8)	$________
	10.	cash Interest Expense	$________
	11.	required payments of principal of Funded Debt (excluding the Revolving Loans)	$________
	12.	fees paid in connection with any Repo arrangement including the CIBC Permitted Metals Loan Agreement	$________
	13.	fees paid in connection with any Unsecured Metals Leases	$________
	14.	fees paid in connection with any Ownership Based Financing	$________
	15.	Sum of (10) through (14)	$________
	16.	Ratio of (9) to (15)	____ to 1
	17.	Minimum Required	1.20 to 1
C.	Section 11.14(c) - Maximum Total Recourse Debt to Consolidated Tangible Net Worth
___	1.	Total Recourse Debt	$________
___	2.	Consolidated Tangible Assets	$________
___	3.	Less: Consolidated Liabilities	$________
___	4.	Remainder of (2) minus (3)	$________
___	5.	Ratio of (1) to (4)	____ to 1
___	6.	Maximum allowed	4.50 to 1
D.	Section 11.14(d) - Maximum Ownership Based Financings

___	1.	Total Ownership Based Financings	$________
___	2.	Maximum allowed	$500,000,000
E.	Section 11.14(e) – Maximum SCMI Ownership Based Financings
___	1.	Total SCMI Ownership Based Financings	$________
___	2.	Maximum allowed	$75,000,000
Borrower further certifies to you that no Default or Event of Default has occurred and is continuing.
Borrower has caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.
___

A-MARK PRECIOUS METALS, INC., as Borrower

By:
Name:
Title: